SUPPLEMENT TO

CALVERT TAX-FREE RESERVES
Limited-Term Portfolio
Calvert Tax-Free Bond Fund

CALVERT MUNICIPAL FUND, INC.
Calvert National Municipal Intermediate Fund

Prospectus dated April 30, 2009
Date of Supplement: July 31, 2009

At a shareholder meeting held on July 13, 2009, shareholders of CTFR Limited-Term Portfolio and shareholders of Calvert National Municipal Intermediate Fund, voting separately, approved the reorganization of the Portfolio and the Fund into Calvert Tax-Free Bond Fund. These reorganizations are effective as of the close of business on Friday, July 31, 2009. As of such date, the CTFR Limited-Term Portfolio and the Calvert National Municipal Intermediate Fund will no longer be offered to investors. Accordingly, all references to CTFR Limited-Term Portfolio and Calvert National Municipal Intermediate Fund, and any and all information relating to either of them, are deleted.

In addition, the following text is added at the bottom of page 13:

"Prior to July 13, 2009, the Calvert Tax-Free Bond Fund emphasized investments in long-term fixed income securities and the returns shown above are the result of that investment management strategy. At a shareholder meeting held on July 13, 2009, the Fund's "Principal Investment Strategies" were amended to permit the Fund's portfolio manager to manage the Fund as a flexible duration fund without any upper or lower limit on the Fund's average maturity or average duration. The Fund's performance after July 13, 2009 reflects the Fund's new investment management strategy, which will cause the Fund to have, at times, a significantly shorter weighted average maturity and effective duration than it did prior to July 13, 2009. Past performance is no guarantee of future results."